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                                  EXHIBIT 10.2

                          CITIZENS SECURITY GROUP INC.
                             1986 STOCK OPTION PLAN
                          (as amended February 1, 1995)


1.   PURPOSE OF PLAN.
          This Plan shall be known as the "Citizens Security Group Inc. 1986 Stock Option Plan" and is hereinafter referred to as the "Plan". The purpose of the Plan is to aid in maintaining and developing personnel capable of assuring the future success of Citizens Security Group Inc., a Minnesota corporation (the "Company"), and Citizens Security Mutual Insurance Company, a Minnesota corporation and holder of more than 50% of the outstanding Common Stock, par value $.01 per share, of the Company ("Citizens Mutual"), to offer such personnel additional incentives to put forth maximum efforts for the success of the business, and to afford them an opportunity to acquire a proprietary interest in the Company through stock options as provided herein. Options granted under this Plan may be either incentive stock options ("Incentive Stock Options") within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"), or options which do not qualify as Incentive Stock Options.

2.   STOCK SUBJECT TO PLAN.
          Subject to the provisions of Section 12 hereof, the stock to be subject to options under the Plan shall be the Company's authorized Common Stock. Such shares may be either authorized but unissued shares, or issued shares which have been reacquired by the Company. Subject to the adjustment as provided in Section 12 hereof, the maximum number of shares on which options may be exercised under this Plan shall be 375,000 shares. If an option under the Plan expires, or for any reason is terminated or unexercised with respect to any shares, such shares shall again be available for options thereafter granted during the term of the Plan.

3.   ADMINISTRATION OF PLAN.
          (a) The Plan shall be administered by the Board of Directors of the Company or, at the option of the Board of Directors, by a committee (the "Committee") appointed by the Board of Directors and consisting of three or more directors of the Company.
          (b) The Board of Directors (or the Committee) shall have plenary authority in its discretion, but subject to the express provisions of this Plan, to determine: (i) the purchase price of the Common Stock covered by each option,
(ii) the persons to whom and the time or times at which such options shall be granted and the number of shares to be subject to each option, (iii) the terms of exercise of each option, (iv) to
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accelerate the time at which all or any part of an option may be exercised, (v)
to amend or modify the terms of any option with the consent of the optionee,
(vi) to interpret the Plan, (vii) to prescribe, amend and rescind rules and regulations relating to the Plan, (viii) to determine the terms and provisions of each option agreement under this Plan (which agreements need not be identical), including the designation of those options intended to be Incentive Stock Options, and (ix) to make all other determinations necessary or advisable for the administration of the Plan, except that the Board of Directors alone shall have exclusive authority under Section 13 herein to amend or terminate the Plan. The Committee's determinations on the foregoing matters, unless otherwise disapproved by the Board of Directors of the Company, shall be final and conclusive; provided, however, that the Committee's determinations with respect to the matters set forth in clause (ii) above shall be final and conclusive without any right of disapproval by the Board of Directors of the Company. Not withstanding clause (ii) above, no employee may be granted any options under the Plan for more than 75,000 shares of Common Stock, in the aggregate, in any one calendar year period beginning with the 1995 calendar year. The foregoing annual limitation specifically includes the grant of any options representing "qualified performance-based compensation" within the meaning of Section 162 (m) of the Code.
          (c) The Committee shall select one of its members as its Chairman and shall hold its meetings at such times and places as it may determine. A majority of its members shall constitute a quorum. All determinations of the Committee shall be made by not less than a majority of its members. Any decision or determination reduced to writing and signed by all of the members of the Committee shall be fully effective as if it had been made by a majority vote at a meeting duly called and held. The Committee may appoint a Secretary and may make such rules and regulations for the conduct of its business as it shall deem advisable.
          (d) The granting of an option pursuant to the Plan shall be effective only if a written agreement shall have been duly executed and delivered by and on behalf of the Company and the person to whom such right is granted.

4.   ELIGIBILITY.
          Incentive Stock Options and options not qualifying as Incentive Stock Options may be granted under this Plan only to full or part-time employees (including officers and directors who are also employees) of Citizens Mutual, the Company and the Company's present and future subsidiary corporations ("Subsidiaries"). In determining the employees to whom options shall be granted and the number of shares subject to each option, the Board of Directors (or the Committee) may take into account the nature of services rendered by the prospective participant, their present and potential contributions to the success of the Company and such other factors as the Board of Directors (or the Committee) in its discretion shall deem relevant. An employee who has been granted an option under this Plan may be granted an additional option or options under the Plan if
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the Board of Directors (or the Committee) shall so determine; provided, however, that for Incentive Stock Options granted after December 31, 1986, the aggregate fair market value (determined at the time the Incentive Stock Option is granted) of the stock with respect to which all Incentive Stock Options are exercisable for the first time by an employee during any calendar year (under all plans described in Subsection (d) of Section 422 of the Code of his or her employer corporation and its parent and subsidiary corporations) shall not exceed $100,000.

5.   PRICE.
          The option price for all Incentive Stock Options granted under the Plan shall be determined by the Board of Directors (or the Committee) but shall not be less than 100% of the fair market value of the Common Stock at the date of granting of such option. The option price for options granted under the Plan which do not qualify as Incentive Stock Options shall also be determined by the Board of Directors (or the Committee) and may be less than the fair market value of the Common Stock at the date of granting of such option. For purposes of the preceding sentence and for all other valuation purposes under the Plan, the fair market value of the Common Stock shall be as reasonably determined by the Board of Directors (or the Committee), but shall not be less than (i) the closing price of the Common Stock as reported for composite transactions, if the Common Stock is then traded on a national securities exchange, (ii) the last sale price if the Common Stock is then quoted on the Nasdaq National Market System or (iii) the average of the closing representative bid and asked prices of the Common Stock as reported on Nasdaq on the date as of which fair market value is being determined. If on the date of grant of any option granted under the Plan, the Common Stock of the Company is not publicly traded, the Board of Directors (or the Committee) shall make a good faith attempt to satisfy the option price requirement of this Section 5 and in connection therewith shall take such action as it deems necessary or advisable.

6.   TERM.
          Each option and all rights and obligations thereunder shall, subject to the provisions of Section 9, expire on the date determined by the Board of Directors (or the Committee) and specified in the option agreement. The Board of Directors (or the Committee) shall be under no duty to provide terms of like duration for options granted under the Plan, but the term of any option may not extend more than ten (10) years from the date of granting of such option.

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7.   EXERCISE OF OPTION.
          (a) The Board of Directors (or the Committee) shall have full and complete authority to determine, subject to Section 9 herein, whether the option will be exercisable in full at any time or from time to time during the term of the option, or to provide for the exercise thereof in such installments, upon the occurrence of such events and at such times during the term of the option as the Board of Directors (or the Committee) may determine.
          (b) The exercise of any option granted hereunder shall only be effective at such time that the sale of Common Stock pursuant to such exercise will not violate any state or federal securities or other laws.
          (c) An optionee electing to exercise an option shall give written notice to the Company of such election and of the number of shares subject to such exercise. The full purchase price of such shares shall be tendered with such notice of exercise. Payment shall be made to the Company in cash (including check, bank draft or money order). Until the optionee has been issued a certificate or certificates for the shares subject to such exercise, the optionee shall possess no rights as a shareholder with respect to such shares.

8.   ADDITIONAL RESTRICTION.
          The Board of Directors (or the Committee) shall have full and complete authority to determine whether all or any part of the Common Stock of the Company acquired upon exercise of any of the options granted under the Plan shall be subject to restrictions on the transferability thereof or any other restrictions affecting in any manner the optionee's rights with respect thereto, but any such restriction shall be contained in the agreement relating to such options.

9.   EFFECT OF TERMINATION OF EMPLOYMENT OR DEATH.
          (a) In the event that an optionee shall cease to be employed by Citizens Mutual, the Company or its Subsidiaries for any reason other than his gross and willful misconduct or his death or disability, such optionee shall have the right to exercise the option at any time within three months after such termination of employment to the extent of the full number of shares he or she was entitled to purchase under the option on the date of termination, subject to the condition that no option shall be exercisable after the expiration of the term of the option.
          (b) In the event that an optionee shall cease to be employed by Citizens Mutual, the Company or its Subsidiaries by reason of his or her gross and willful misconduct during the course of his employment, including but not limited to wrongful appropriation of funds of his or her employer or the commission of a gross misdemeanor or felony, the option shall be terminated as of the date of the misconduct.
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          (c)  If the optionee shall die while in the employ of Citizens Mutual, the Company or its Subsidiaries or within three months after termination of employment for any reason other than gross and willful misconduct, or become disabled (within the meaning of Code Section 22(e)(3)) while in the employ of Citizens Mutual, the Company or its Subsidiaries and such optionee shall not have fully exercised the option, the option may be exercised at any time within twelve months after the optionee's death or such disability by the personal representatives, administrators, or if applicable, guardian, of the optionee or by any person or persons to whom the option is transferred by will or the applicable laws of descent and distribution, to the extent of the full number of shares the optionee was entitled to purchase under the option on the date of death, disability or termination of employment, if earlier, and subject to the condition that no option shall be exercisable after the expiration of the term of the option.
          (d) Nothing in the Plan or in any agreement thereunder shall confer on any employee any right to continue in the employ of Citizens Mutual, the Company or its Subsidiaries or affect, in any way, the right of Citizens Mutual, the Company or its Subsidiaries to terminate his employment at any time.

10.  TEN-PERCENT SHAREHOLDER RULE.
          Notwithstanding any other provision in the Plan, if at the time an option is otherwise to be granted pursuant to the Plan the optionee owns directly or indirectly (within the meaning of Section 424(d) of the Code) Common Stock of the Company possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or its parent or subsidiary corporations, if any, (within the meaning of Section 422 (b)(6) of the Code) then any Incentive Stock Option to be granted to such optionee pursuant to the Plan shall satisfy the requirements of Section 422(c)(5) of the Code, and the option price shall be not less than 110% of the fair market value of the Common Stock of the Company determined as described herein, and such option by its terms shall not be exercisable after the expiration of five (5) years from the date such option is granted.

11.  NON-TRANSFERABILITY.
          No option granted under the Plan shall be transferable by an optionee, otherwise than by will or the laws of descent or distribution as provided in
Section 9(c) herein. During the lifetime of an optionee the option shall be exercisable only by such optionee.
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12.    DILUTION OR OTHER ADJUSTMENTS.
       If there is any change in the Common Stock through merger, consolidation, reorganization, recapitalization, stock dividend (of whatever amount), stock split or other change in the corporate structure, appropriate adjustments in the Plan and outstanding options shall be made by the Board of Directors (or the Committee). In the event of any such changes, adjustments shall include, where appropriate, changes in the aggregate number of shares subject to the Plan and the number and price per share of shares subject to outstanding options, in order to prevent dilution or enlargement of option rights.

13.    AMENDMENT OR DISCONTINUANCE OF PLAN.
       The Board of Directors may amend or discontinue the Plan at any time. Subject to the provisions of Section 12, no amendment of the Plan shall without shareholder approval: (i) increase the maximum number of shares under the Plan as provided in Section 2 herein, (ii) decrease the minimum option price provided in Section 5 herein, (iii) extend the maximum option term under Section 6, or
(iv) materially modify the eligibility requirements for participation in the Plan. The Board of Directors (or the Committee) shall not alter or impair any option theretofore granted under the Plan without the consent of the holder of the option.

14.    TIME OF GRANTING.
       Nothing contained in the Plan or in any resolution adopted or to be adopted by the Board of Directors or by the shareholders of the Company, and no action taken by the Board of Directors (or the Committee) (other than the execution and delivery of an option), shall constitute the granting of an option hereunder.

15.    EFFECTIVE DATE AND TERMINATION OF PLAN.
       (a) The Plan was approved by the Board of Directors on September 16, 1986 and approved in restated form on November 3, 1986, and was approved by the shareholders of the Company on November 3, 1986. An amendment to the Plan was approved by the Board of Directors on July 23, 1992, and such amendment to the Plan was approved by the shareholders on April 22, 1993. Additional amendments to the Plan were approved by the Board of Directors on February 1, 1995, and such amendments to the Plan were approved by the shareholders on April 18, 1995.
          (b)  Unless the Plan shall have been discontinued as provided in
Section 13 hereof, the Plan shall terminate September 16, 2006. No option may be granted after such termination, but termination of the Plan shall not, without the consent of the optionee, alter or impair any rights or obligations under any option theretofore granted.